UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2008

DEXTERITY SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong

Registrant’s telephone number, including area code: (011) 00852-25232986

501 South Johnstone Ave, Suite 501, Bartlesville, Oklahoma 74003
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(b)           New Independent Accountants

Effective as of January 31, 2008, the Board of Directors of Dexterity Surgical, Inc., a Delaware corporation (the “Registrant”) approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm to audit the Registrant’s financial statements, effective immediately.  The Registrant did not consult Weinberg on any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Weinberg.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2008, the Board of Directors of the Registrant unanimously resolved to change the Registrant’s fiscal year end from December 31 to June 30 in light of the recent change of control of the Company as set forth in the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on December 20, 2007. The Registrant anticipates it will file its Annual Report on Form 10-QSB.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2008

DEXTERITY SURGICAL, INC.

By:	/s/ Junjun Xu
Name:	Junjun Xu
Title:	Chief Executive Officer